UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2014

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut	06813
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On December 18, 2014, at the conclusion of a regularly scheduled quarterly meeting of the Board of Directors of FuelCell Energy, Inc. (the “Company”), James D. Gerson resigned as a member of the Company’s Board of Directors pursuant to a letter of resignation dated December 18 attached as exhibit 99.1 hereto. Mr. Gerson subsequently sent an e-mail to Company counsel to explain the reason for his resignation. That e-mail is also attached as exhibit 99.2 hereto. Mr. Gerson, age 71, was a member of the Board of Directors for 22 years. Mr. Gerson was also Chairman of the Audit and Finance Committee and a member of the Executive Committee and Nominating and Corporate Governance Committee of the Company.

The Board accepted Mr. Gerson’s resignation and reaffirmed its support for the Company’s strategy and management.

The Company has appointed (i) Togo Dennis West Jr. to the Audit and Finance Committee, (ii) William A Lawson to the Executive Committee and (iii) James H. England to the Nominating and Corporate Governance Committee. The Company has also appointed John Rolls as Chairman of the Audit and Finance Committee.

(e) On December 18, 2014, the Board of Directors of the Company adopted (i) an Executive Compensation Recovery Policy and (ii) Stock Ownership Guidelines, each of which is attached as an exhibit hereto.

The Executive Compensation Recovery Policy sets forth the Company’s policy on recovery of erroneously paid incentive compensation made to any current or former executive officer of the Company in the event of an accounting restatement that results in a recalculation of a financial metric applicable to an award of incentive compensation if such restatement is due to the misconduct of an executive officer of the Company. The Stock Ownership Guidelines set forth expectations for the Company’s President, other executive officers and directors to maintain ownership positions in the Company’s shares of common stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	FuelCell Energy, Inc. Executive Compensation Recovery Policy, Approved December 18, 2014

10.2	FuelCell Energy, Inc. Stock Ownership Guidelines, Adopted December 18, 2014

99.1	Letter of Resignation from Mr. James Gerson dated December 18, 2014

99.2	E-mail from Mr. James Gerson to Company counsel dated December 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date:	December 24, 2014	By:	/s/ Michael Bishop
Michael Bishop
Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	FuelCell Energy, Inc. Executive Compensation Recovery Policy, Approved December 18, 2014

10.2	FuelCell Energy, Inc. Stock Ownership Guidelines, Adopted December 18, 2014

99.1	Letter of Resignation from Mr. James Gerson dated December 18, 2014

99.2	E-mail from Mr. James Gerson to Company counsel dated December 20, 2014